                                    EXHIBIT 21.1
                                    SUBSIDIARIES

                              Jurisdiction
                                   of
      Name                    Organization                  Ownership
      ----                    ------------                  ---------
Anchor Hocking Corporation    Delaware                100% of stock owned by
                                                      Newell Operating Company

Counselor Borg Scale Company  Delaware                100% of stock owned by
                                                      Anchor Hocking Corporation


Eberhard Faber, Inc.          Delaware                100% of stock owned by
                                                      Faber-Castell Corporation

Eberhard Faber, Inc.          New Jersey              100% of stock owned by
                                                      Faber-Castell Corporation

Fabell Corporation            New Jersey              100% of stock owned by
                                                      Faber-Castell Corporation

Faber-Castell Canada Ltd.     Ontario, Canada         100% of stock owned by
                                                      Faber-Castell Corporation

Faber-Castell Corporation     New Jersey              100% of stock owned by
                                                      Newell Co.

Faber-Castell Domestic        New Jersey              100% of stock owned by
  International Corporation                           Faber-Castell Corporation

Goody Products, Inc.          Delaware                100% of stock owned by
                                                      Newell Co.

Intercraft Company            Delaware                100% of stock owned by
                                                      Newell Co.

Lee-Rowan Company             Missouri                100% of stock owned by
                                                      Newell Co.

Newell Finance Company        Delaware                100% of stock owned by
                                                      Newell Operating Company

                                        207

                                    EXHIBIT 21.1
                              SUBSIDIARIES, CONTINUED

                              Jurisdiction
                                   of
      Name                    Organization                  Ownership
      ----                    ------------                  ---------

Newell Holdings France S.A.S.   France                1% of stock owned by
                                                      Newell Operating Company;
                                                      99% of stock owned by
                                                      Newell Investments Inc.
Newell Holdings U.K. Limited    United Kingdom        100% of stock owned by
                                                      Newell Investments Inc.

Newell Iberica S.A.             Spain                 100% of stock owned by
                                                      Newell S.A.

Newell Industries Canada, Inc.  Ontario, Canada       100% of stock owned by
                                                      Newell Operating Company

Newell International            Jamaica               100% of stock owned by
  Corporation Limited                                 Newell Co.

Newell Investment Co. Limited   Ontario, Canada       100% of stock owned by
                                                      Newell Co.

Newell Investments Inc.         Delaware              100% of stock owned by
                                                      Newell Operating Company

Newell Limited                  United Kingdom        100% of stock owned by
                                                      Newell Holdings U.K.
                                                      Limited

Newell Operating Company        Delaware              100% of stock owned by
                                                      Newell Co.

Newell Puerto Rico, Ltd.        Delaware              100% of stock owned by
                                                      Anchor Hocking Corporation

Newell S.A.                     France                99% of stock owned by
                                                      Newell Holdings France
                                                      S.A.S.; Remaining 1% owned
                                                      by nominees as required by
                                                      statute.

Newell S.p.A.                   Italy                 100% of stock owned by
                                                      Newell S.A.

                                        208

                                    EXHIBIT 21.1
                              SUBSIDIARIES, CONTINUED

                              Jurisdiction
                                   of
      Name                    Organization                  Ownership
      ----                    ------------                  ---------

Newell Window Furnishings, Inc. Delaware              100% of stock owned by
                                                      Newell Operating Company

NSM Industries, Inc.            New Jersey            100% of stock owned by
                                                      Faber-Castell Corporation

N.V. Newell Benelux S.A.        Belgium               99% of stock owned by
                                                      Newell S.A.; Remaining 1%
                                                      owned by nominees as
                                                      required by statute

Plastics, Inc.                  Delaware              100% of stock owned by
                                                      Anchor Hocking Corporation


Sanford Corporation             Illinois              100% of stock owned by
                                                      Newell Co.

Sterling Plastics Co.           New Jersey            100% of stock owned by
                                                      Sanford Corporation

Stuart Hall Company, Inc.       Missouri              100% of stock owned by
                                                      Newell Co.




















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